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                         VAN KAMPEN EQUITY INCOME FUND

                     SUPPLEMENT DATED MARCH 26, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 30, 2001

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

        PORTFOLIO MANAGEMENT. The equity portion of the Fund is managed by the Adviser's Equity Income team. The fixed income portion of the Fund is managed by the Adviser's Taxable Fixed Income team. Each team is made up of established investment professionals. Current members of the Equity Income team include James Gilligan, a Managing Director of the Adviser, Scott Carroll, an Executive Director of the Adviser and James Roeder, a Vice President of the Adviser. Current members of the Taxable Fixed Income team include Paul F. O'Brien, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    EQI SPT 3/02
                                                                      25 125 225
                                                                        65038SPT